UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|X|    Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (210)
|_|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Pursuant to ss.240.14a-12

                           RG GLOBAL LIFESTYLES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|    No fee required.
|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)  Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
       (2)  Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       (4)  Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
       (5)  Total fee paid:

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|_|    Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)  Amount Previously Paid:

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       (2)  Form, Schedule or Registration Statement No.:

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       (3)  Filing Party:

            --------------------------------------------------------------------
       (4)  Date Filed:

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            Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

                           RG GLOBAL LIFESTYLES, INC.
                             30021 Tomas, Suite 200
                        Rancho Santa Margarita, CA 92688
                           (949) 888-9500 - telephone

                                NOTICE OF ANNUAL
                             MEETING OF SHAREHOLDERS
                          To Be Held September 15, 2006

TO OUR SHAREHOLDERS:

You are invited to attend the Annual Meeting of shareholders (the "Meeting") of RG Global Lifestyles. Inc. (together with its subsidiaries, "we", "us" or "our"), a California corporation, which will be held on Friday, September 15, 2006, at 10:00 A.M. at the Company's corporate offices at 30021 Tomas, Suite 200, Rancho Santa Margarita, CA 92688 for the following purposes:

1. To elect six (6) directors to hold office for a one year term and until each of their successors are elected and qualified.

2. The authorization of the Company's 2006 Incentive and Nonstatutory Stock Option Plan.

4. To ratify the appointment of Beckstead & Watts LLP as independent auditor.

5. To act upon other business as may properly come before the meeting.

All shareholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, you are urged to mark, sign, date, and return the enclosed Proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Meeting may vote in person even if he or she has returned a Proxy.

                                            By Order of the Board of Directors

                                            Louis L. Knickerbocker
                                            Chairman of the Board

Rancho Santa Margarita, California

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE.

                           RG GLOBAL LIFESTYLES, INC.
                             30021 Tomas, Suite 200
                        Rancho Santa Margarita, CA 92688


               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                        To be Held on September 15, 2006

General

An annual report, filed on form 10K-SB, for the fiscal year ended March 31, 2006 is enclosed with this Proxy Statement.

Solicitation of Proxies

The accompanying proxy is furnished in connection with the solicitation of proxies by the Board of Directors of RG Global Lifestyles, Inc., a California Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held at 30021 Tomas, Suite 200, Rancho Santa Margarita, CA 92688 on September 15, 2006 and at any and all adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. The Company shall mail this Proxy Statement to its shareholders approximately on August 15, 2006.

Voting Securities

Only shareholders of record as of the close of business on July 25, 2006 (the "record date") will be entitled to vote at the meeting and any adjournment thereof. As of July 25, 2006, there were approximately 17,650,000 shares of common stock of the Company, issued and outstanding and entitled to vote. Shareholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one (1) vote for each share of stock held on the proposals presented in this Proxy Statement. The Company's bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. The enclosed proxy card reflects the number of shares that you are entitled to vote. Shares of common stock may not be voted cumulatively.

Solicitation of Proxies

The cost of soliciting proxies will be borne by the Company. The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting of Proxies

All valid proxies received prior to the meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. To vote by proxy, you must fill out the enclosed proxy card, sign and date it, and return it in the enclosed postage-paid envelope. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Pursuant to the California Corporations Code only votes cast "FOR" a matter constitute affirmative votes, except proxies in which a shareholder fails to make a specification as to whether he votes "FOR", "AGAINST", "ABSTAINS" or "WITHHOLDS" as to a particular matter shall be considered as a vote "FOR" that matter. Votes will be tabulated by an inspector of election appointed by the Board of Directors. Votes in which the shareholder specifies that he is "WITHHOLDING" or "ABSTAINING" from voting are counted for quorum purposes, but are not considered as votes "FOR" a particular mater. Broker non-votes (shares held by a broker or nominee which are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) are counted for quorum purposes, but are not considered as votes "FOR" a particular matter.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly-executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Shareholder Proposals

Proposals of shareholders intended to be presented at the next Annual Shareholder's Meeting must be received by the Company, at its offices at 30021 Tomas, Suite 200, Rancho Santa Margarita, CA 92688, not later than 120 days before the Company releases its Proxy Statement to shareholders. Proposals postmarked after February 28, 2007 shall be considered untimely; provided however, should the Board of Directors elect to postpone the date of the annual meeting the deadline for shareholder proposals shall proportionately be extended. Proposals of shareholders must satisfy the conditions established by the Securities and Exchange Commission ("SEC") for shareholder proposals to be included in the Company's Proxy Statement for that meeting.

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

The Company's Board of Directors currently consists of six (6) authorized directors. A total of six (6) directors will be elected at the Meeting. The nominees for election are Mr. Louis L. Knickerbocker, Mr. Grant King, Mr. Steve Ritchie, Mr. Budy Hartono, Mr. Joseph Murray and Mr. Horst Geicke. The persons named as "Proxies" in the enclosed form of Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

DIRECTORS, NOMINEES FOR DIRECTORS AND OFFICERS

The following table sets forth certain information about each of the directors, nominees for director and officers of the Company and their current positions with the Company.

NAME                             AGE                            POSITION(S) HELD                          TERM OF OFFICE
--------------------------- --------------  ---------------------------------------------------------- ----------------------
Louis L. Knickerbocker*     66              Chairman of the Board, CEO                                 8/2004 to present
                                            Chairman of the Board, CEO                                 5/1993- 9/2000
                                            of Company's predecessor, L.L. Knickerbocker Co., Inc.
                                            Chairman of the Board, CEO                                 7/1985 to 5/1993
                                            of Company's predecessor International Beauty Supply,
                                            Ltd.

Grant King*                 55              Chief Operations Officer, Director                         8/2004 to present
                                            President of various wholly owned subsidiaries of the      9/1996 to 9/2000
                                            Company's predecessor, L.L. Knickerbocker Co., Inc.

William C. Hitchcock        56              Treasurer and Chief Financial Officer (CFO)                8/2004 to present

Steve Ritchie*              63              Director                                                   10/2005 to present

Joseph Murray*              35              Director, Secretary                                        11/2005 to present

Budy Hartono*               40              Director                                                   8/2004 to present

Horst Geicke*               51              Director                                                   8/2004 to present
                                            CEO, sole Director 4/2004 to 8/2004
                                            RG Global Lifestyles, Inc.

* Denotes a nominee for director.

Louis L. Knickerbocker, Chief Executive Officer and Chairman of the Board, is experienced in management, sales and marketing, and real estate sales and finance. He served as Chairman of the Board and Chief Executive Officer of the Company's predecessors, International Beauty Supply, Ltd. and L.L. Knickerbocker Co., Inc. L.L. Knickerbocker Co., Inc. completed Chapter 11 Debtor in Possession reorganization with the US Bankruptcy Court, Central District of California in 2001. From 2001 to 2002 Mr. Knickerbocker served as Chief Financial Officer of American Bankers. From 2002 to the present Mr. Knickerbocker has served as Chief Executive Officer of Pinnacle International. Mr. Knickerbocker is a graduate of Santa Monica College with a major in Economics and is currently a licensed realtor and broker.
 Mr. Knickerbocker devotes approximately thirty hours per week to his duties as Chief Executive Officer of Pinnacle International. In addition, Mr. Knickerbocker currently devotes approximately fifty hours per week to his duties as Chief Executive Officer and Chairman of the Board of the Company.

Grant King, Director and Chief Operations Officer, has served as General Manager and Managing Director of two major manufacturing and export companies in Bangkok since 1990. From September 1996 to September 2000 Mr. King served as President of various wholly owned subsidiaries of the Company's predecessor, L.L. Knickerbocker Co., Inc. Between October 2000 and June 2004, Mr. King was managing his own business interests overseas. From 1997 to July 2003, he served for six years as president and CEO of L.L. Knickerbocker (Thai) Co. Ltd. in Thailand. He was responsible for the day-to-day operations that included planning, business development, fiscal controls, and sales and marketing. Mr. King has had contact with many internationally based public companies and is well known within the business community of several South East Asian countries. Currently, Mr. King devotes his professional services entirely to the Company and is not involved with any other company.

William C. Hitchcock, Chief Financial Officer, holds an LLM in taxation and international studies from New York University, and a J.D. degree from the University of California at Davis. Mr. Hitchcock served as a director of Amerikal International Holdings from February 2004 to July 2004, when it merged with the Company's predecessor. From July1999 to the present he has owned and operated a full service tax preparation and tax representation business under the name Bottom Line Financial, LLC. In addition, he has served as a director of Al Barker Insurance since September1999. In addition to time spent managing his tax consulting business, Mr. Hitchcock devotes forty hours per week to his duties as Chief Financial Officer of the Company.

Horst Geicke, Director, obtained an MBA from Hamburg State University in Germany in 1977. He was a commodity trader in food in Germany, the UK and Brazil and then moved to the Far East in 1981. He founded Geicke HK Ltd. in 1981 and Pacific Alliance Group, which handles corporate finance and fund management, in 1994, and he currently runs these holding companies. He has served as President of the German Chamber of Commerce in Hong Kong in 1995, 1996, 2003 and 2004 and has been a Director of the Hong Kong -Thailand Business Council as well as the German Business Association of Hong Kong since 2002. Mr. Geicke served as the Company's sole director from April 2004 through July 2004. He has also been a member of the Advisory committee of the Secretary of Industry of Hong Kong Government since 2004. Mr. Geicke devotes approximately five hours per month to his role as a director of the Company.

Budy Hartono, Director, spent more than 20 years in executive management for a regional-based company in South East Asia, overseeing the operations of their health and beauty business group, where his experience included forecasting, planning and creative marketing. Since January 2000 he has served as Director of PT Pacific Image International, a marketing company. Mr. Hartono devotes approximately five hours per month to his services as a director of the Company.

Steve Ritchie, Director, retired Brig. Gen. USA, Gen. Ritchie became an advisory board member to the Company in August, 2005 and subsequently became a Director in October, 2005. Prior to joining the Company in these positions, Mr. Ritchie had a career in the US Air Force, culminating with the rank of Brigadier General.

Joseph Murray, Director, VP Operations, Secretary, obtained a B.A in Physics and a B.A. in Business Administration from Wesleyan University, Bloomington, IL in 1993 and 1994. Prior to joining the Company, Mr. Murray worked for Northrop Grumman from January 2002 to May 2005 as a mobile technical director; and for Iway, from June 2001 to December 2002 as Vice President of Technology; and Volt from January 2000 to July 2001 as a technical lead and project manager. Currently, Mr. Murray devotes his professional services entirely to the Company and is not involved with any other company.

There are no family relationships among our directors and executive officers. Louis L. Knickerbocker was involved with the Company's predecessor when an involuntary petition for Chapter 11 bankruptcy was filed by certain of its creditors in 2001. No other director or executive officer has been a director or executive officer of any business which has filed a bankruptcy petition or had a bankruptcy petition filed against it during the past five years. No director or executive officer has been convicted of a criminal offense or is the subject of a pending criminal proceeding during the past five years. No director or executive officer has been the subject of any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities during the past five years. No director or officer has been found by a court to have violated a federal or state securities or commodities law during the past five years.

None of our directors or executive officers or their respective immediate family members or affiliates are indebted to us. As of July 25, 2006, there is no material proceeding to which any of our directors, executive officers or affiliates is a party or has a material interest adverse to us.

                       The Board of Directors Recommends a
                          Vote in Favor of Each Nominee

MANAGEMENT INFORMATION

Meetings of the Board of Directors

The Board of Directors has not met together as a group in the past year. All actions have been authorized pursuant to unanimous written consent. A written consent requires all members to vote affirmatively for the motion and this was done for all motions placed before the Board.

The following table sets forth certain information regarding the beneficial ownership of our shares of common stock as of July 25, 2006 (except where another date is indicated) by:

      o each person known by us to beneficially own more than five percent of our common stock;

      o     each director and nominee for director;

      o each of the named executive officers listed in the Summary Compensation Table herein; and

      o     all of our directors and executive officers as a group.

The information provided in the table is based on our records, information filed with the Securities and Exchange Commission and information provided to us, except where otherwise noted. Unless otherwise indicated the business address of each person shown below is 30021 Tomas, Suite 200, Rancho Santa Margarita, CA 92688.

                                                   Amount and
                                                    Nature of
Name and Address                                   Beneficial         Percent Ownership
of Beneficial Owners                              Ownership (1)      as of July 25, 2006
-----------------------------------------------   --------------    --------------------
Louis L. Knickerbocker                                5,148,834(2)                27.1%
Grant King                                              522,000(3)                 2.7%
Horst Geicke                                          1,086,500                    5.7%
William C. Hitchcock                                    448,000(4)                 2.6%
Budy Hartono                                          2,887,466                   15.2%
Joseph Murray                                           168,000(5)                    *
Steve Ritchie                                           100,000                       *
All directors and executive officers as a
   group (7 individuals)                             10,270,800                   54.1%

      (1) Beneficial ownership is determined pursuant to Rule 13d-3 under the Act.
      (2) Includes options exercisable within 60 days of July 25, 2006 to purchase 668,000 shares of Company common stock,
      (3) Includes options exercisable within 60 days of July 25, 2006 to purchase 332,000 shares of Company common stock.
      (4) Includes options exercisable within 60 days of July 25, 2006 to purchase 168,000 shares of Company common stock.
      (5) Includes options exercisable within 60 days of July 25, 2006 to purchase 168,000 shares of Company common stock.
       *    Less than 1%

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act"), as amended the following reports required to be filed pursuant to the 1934 Act with respect to transactions in our Common Stock through March 31, 2006 were untimely: Form 4 Statements reflecting the sale of common Stock by Grant King and Horst Geicke. In addition, Form 3 Statements were not filed by either Steve Ritchie or Joseph Murray to reflect the commencement of their tenures. Form 4 Statements were not filed by either Bruce Thomsen or Herrie Tantono to reflect the end of their tenures. None of the Company's officers or directors filed Form 4 Statements with regards to stock option grants by the Company.

Compensation of Officers and Directors

The following table sets forth the total compensation earned by or paid to our executive officers for the last three fiscal years.

                                                                            LONG TERM COMPENSATION
                                              ANNUAL                ---------------------------------------
                                           COMPENSATION                       Awards               Payouts
                                ----------------------------------- ----------------------------   --------
                     Fiscal
                      Year                              Other                        Securities
                     ending                             Annual         Restricted    Underlying     LTIP        All Other
  Name and Title     March 31    Salary    Bonus     Compensation      Stock Awards  options/SARs  Payouts    Compensation
                     ---------  -------- ---------- --------------- ---------------  -----------   --------  --------------
                                  ($)       ($)          ($)                           (#)           ($)          ($)
Lou Knickerbocker,     2006  (3)      0          0                                    4,008,000*
Chief Executive,       2005           0          0                          520,000
Chairman               2004           0          0

Grant King,            2006           0          0                                    1,992,000*
Chief Operations       2005           0          0                          120,000
   Officer,
   Director            2004           0          0

William C.
   Hitchcock,          2006  (4)  36000          0                                    1,008,000*
Chief Financial        2005        9000          0                          280,000
   Officer,
   Treasurer           2004           0          0

Joseph Murray,         2006  (5)      0          0                                    1,008,000*
   Secretary,          2005           0          0
   Director            2004           0          0

Horst Geicke,          2006           0          0
   Director            2005           0          0
                       2004           0          0

Budy Hartono,          2006           0          0
   Director            2005           0          0                          120,000
                       2004           0          0

Steve Ritchie,         2006           0          0
   Director            2005           0          0                                      100,000+
                       2004           0          0

Bruce Thomsen (1)      2006           0          0
                       2005           0          0                          120,000                                 15,000
                       2004           0          0

Herrie Tantono (2)     2006       21717          0
                       2005       43433          0                          520,000
                       2004           0          0

(1) Resigned from Board of Directors on April 26, 2006.
(2) Resigned from all positions with the Company on September 30, 2005.
(3) On May 1, 2006, Mr. Knickerbocker began receiving a salary of $9,155/month.
(4) On May 1, 2006, Mr. Hitchcock's salary increased to $7,500/month.
(5) On May 1, 2006 Mr. Murray began receiving a salary of $7,500/month.
* Options granted pursuant to 2006 Incentive and Nonstatutory Stock Option Plan + Options granted are not granted pursuant to a plan of compensation.

Code of Ethics

Our Board of Directors adopted a Code of Ethics that applies to all executive officers as well as employees of the Company and its subsidiaries. The Code of Ethics requires that senior management avoid conflicts of interest; maintain the confidentiality of information relating to our Company; engage in transactions in shares of our common stock only in compliance with applicable laws and regulations an the requirements set forth in the code of Ethics; and comply with other requirements which are intend to ensure that such officers conduct business in an hones and ethical manner and otherwise act with integrity and in the best interest of the Company.

Legal Proceedings

Neither the Company nor any of its officers, directors 5% beneficial owners or nominees for director is party to current or pending legal proceedings which would be considered adverse to the Company. Louis L. Knickerbocker was involved with the Company's predecessor when an involuntary petition for Chapter 11 bankruptcy was filed by certain of its creditors in 2001.

Audit Committee

Pursuant to the Sarbanes-Oxley Act of 2002, the Company constituted an Audit Committee in September 2004 and has adopted the Written Charter of the Audit Committee, attached as appendix A to the Company's Definitive Proxy Statement filed September 20,2005. The Audit Committee consists of six members including an outside Director, an outside financial expert, the Chief Executive Officer, Chief Financial Officer, Chief Operations Officer and the Secretary of the Company. The Company's Board of Directors has determined that the Company shall have one audit committee financial expert serving on its Audit Committee. The name of this independent audit committee member is David L. Koontz, CPA. David
L. Koontz, CPA, Mr. Koontz previously was employed by O2Diesel Corporation, a publicly traded company, from July 2003 to August 2005. From September 2002 to July 2003, he was employed by the AAE Technologies, Inc., an affiliate of O2 Diesel Corporation. From January 2000 to September 2002 Mr. Koontz was self employed. Mr. Koontz is compensated in the amount of $1500 per month and is reimbursed for travel and other expenses related to his service as a Member of the Audit Committee. The remaining members of the audit committee are Budy Hartono, William C. Hitchcock, Louis L. Knickerbocker, Joseph Murray and Grant King.

Audit Committee Report

Under the rules of the SEC, this Audit Committee Report is not deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filings with the SEC.

The Audit Committee has reviewed and discussed the Company's audited financial statements with Company management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements and has discussed certain required matters with the Company's independent auditors, in accordance with Statement of Auditing Standards No. 61(Communication with Audit Committee), as amended by Statement on Auditing Standards No. 89 (Audit Adjustments) and Statement on Auditing Standards No. 90 (Audit Committee Communications). Our independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

The Company's independent auditors also provided written documentation to the Audit Committee, describing all relationships between the auditors and the Company that might bear on the auditor's independence as required by Independence Standards Boards Standard No. 1. The Audit Committee discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditor's independence.

Based on the above-mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006. The Audit Committee also recommended the re-appointment of the independent auditors and the Board concurred in such recommendation.

Audit Committee

William C. Hitchcock, David Koontz, Louis L. Knickerbocker, Budy
Hartono,  Grant King and Joseph Murray

Change in Control

There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

Certain Relationships and Related Transactions

The Company's only related party transaction is the month-to-month rental agreement with Pinnacle International, Inc., a California corporation which is wholly owned by Louis Knickerbocker ("Pinnacle"), the Chief Executive Officer and Chairman of the Board of Directors of the Company. The agreement is for 3,000 square feet of office space located at 30021 Tomas, Suite 200, Rancho Santa Margarita, California 92688 and office support services at a fair market rate of $6,000 per month. During the fiscal year ended March 31, 2006, the Company expensed $72,177 of rent to related party under this agreement.

Communications From Security Holders to the Board

Security Holders may communicate with the Board by sending correspondence addressed to the Board to the Company's Principal Office located at 30021 Tomas, Suite 200, Rancho Santa Margarita, CA 92688.

                                   PROPOSAL 2

                2006 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

This 2006 Incentive and Nonstatutory Stock Option Plan (the "Plan"), attached hereto as Appendix A, is intended to further the growth and financial success of R.G. Global Lifestyles, Inc. (the "Company") by providing additional incentives to selected employees, directors, and consultants to the Company or parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") (such parent corporations and subsidiary corporations hereinafter collectively referred to as "Affiliates") so that such employees and consultants may acquire or increase their proprietary interest in the Company. Stock options granted under the Plan (hereinafter "Options") may be either "Incentive Stock Options," as defined in Section 422A of the Code and any regulations promulgated under said Section, or "Nonstatutory Options" at the discretion of the Board of Directors of the Company (the "Board") and as reflected in the respective written stock option agreements granted pursuant hereto.

The Board of Directors of the Company has unanimously approved and recommends to the shareholders that they approve the proposal to adopt the Company's 2006 Incentive and Nonstatutory Stock Option Plan ("Plan") covering 10,000,000 shares of the Company's Common Stock, which is greater than 50%of the Common Stock currently issued and outstanding. The Board of Directors believes it is in the Company's and its shareholders' best interests to approve the new 2006 Plan, as it will provide sufficient shares to enable the Board to utilize stock based incentive compensation for both current and future employees of the Company, directors and other providers of services to the Company. A copy of the 2006 Plan is attached hereto as Exhibit A.

The proposed 2006 Plan will be adopted upon receiving the affirmative vote of holders of a majority of the shares present or represented by proxy at the Meeting.

                 The Board of Directors Unanimously Recommends a
                       Vote in Favor of Proposal Number 2

At July 25, 2006 the closing market price of the Company's shares was $0.70

SUMMARY OF THE PLAN

The following is a summary of the provisions of the Plan.

Administration

The Plan shall be administered by the Board of Directors of the Company; provided however, that the Board may delegate such administration to a committee of not fewer than three (3) members (the "Committee"), at least two (2) of whom are members of the Board and all of whom are disinterested administrators, as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"); and provided further, that the foregoing requirement for disinterested administrators shall not apply prior to the date of the first registration of any of the securities of the Company under the Securities Act of 1933, as amended.

Eligibility

The persons who shall be eligible to receive Options shall be employees, directors, or consultants of the Company or any of its Affiliates ("Optionees"). The term consultant shall mean any person who is engaged by the Company to render services and is compensated for such services, and any director of the Company whether or not compensated for such services; provided that, if the Company registers any of its securities pursuant to the Securities Act of 1933, as amended (the "Act"), the term consultant shall thereafter not include directors who are not compensated for their services or are paid only a director fee by the Company.

The Plan authorizes the granting of both incentive stock options, as defined under Section 422 of the Internal Revenue Code of 1986 ("ISO"), and non-statutory stock options ("NQO") to purchase Common Stock. All employees of the Company and its affiliates are eligible to participate in the Plan. The Plan also authorizes the granting of NQO's to non-employee Directors and others performing services to the Company.

Any Option granted to a person who at the time the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of value of all classes of stock of the Company, or of any Affiliate, ("Ten Percent Holder") shall have an Option Price of no less than one hundred ten percent (110%) of the fair market value of the common stock as of the date of grant. Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an Option price of no less than one hundred percent (100%) of the fair market value of the common stock as of the date of grant. Nonstatutory Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an Option Price determined by the Board as of the date of grant.

No option granted pursuant to the Plan is transferable otherwise than by will or the laws of descent and distribution. If there is a stock split, stock dividend, or other relevant change affecting the Company's shares, appropriate adjustments would be made in the number of shares that could be issued in the future and in the number of shares and price under all outstanding grants made before the event. Future options may also cover such shares as may cease to be under option by reason of total or partial expiration, termination or voluntary surrender of an option.

The aggregate fair market value (determined at the time an option is granted) of the Common Stock with respect to which ISO's are exercisable for the first time by any person during any calendar year under the Plan shall not exceed $300,000.

Any Option granted to an Employee of the Company shall become exercisable over a period of no longer than five (5) years, and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of five
(5) years from the date it is granted. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

FEDERAL INCOME TAX CONSEQUENCES

The holder of an ISO does not realize taxable income upon the grant or upon the exercise of the option (although the option spread is an item of tax preference income potentially subject to the alternative minimum tax). If the stock acquired upon exercise of the options sold or otherwise disposed of within two
(2) years from the option grant date or within one year from the exercise date then, in general, gain realized on the sale is treated as ordinary income to the extent of the option spread at the exercise date, and the Company receives a corresponding deduction. Any remaining gain is treated as capital gain. If the stock is held for at least two (2) years from the grant date and one year from the exercise date, then gain or loss realized upon the sale will be capital gain or loss and the Company will not be entitled to a deduction. A special basis adjustment applies to reduce the gain for alternative minimum tax purposes.

An optionee does not realize taxable income upon the grant of an NQO. In general, the holder of a NQO realizes ordinary income in an amount equal to the difference between the exercise price and the market value on the date of exercise. The Company is entitled to an expense deduction at the same time and in a corresponding amount.

The following options have been issued pursuant to the 2006 Plan as of July 25, 2006:

-------------------------------------- ---------------- ---------------- ----------------- ---------------- ----------------
Options issued to:                     Date of Grant    Number of         Exercise price    Vesting dates     Expiration
                                       -------------    ----------        --------------    -------------     ----------
Name and Position                                       options                                                  dates
                                                        -------                                                  -----
-------------------------------------- ---------------- ---------------- ----------------- ---------------- ----------------
Louis L. Knickerbocker                     May 3, 2006        4,008,000       $0.94         Monthly over      May 3, 2011
                                                                                           two years from
                                                                                           date of grant.
-------------------------------------- ---------------- ---------------- ----------------- ---------------- ----------------
William C. Hitchcock                       May 3, 2006        1,008,000       $0.50         Monthly over      May 3, 2011
                                                                                           two years from
                                                                                           date of grant.
-------------------------------------- ---------------- ---------------- ----------------- ---------------- ----------------
Grant King                                 May 3, 2006        1,992,000       $0.50         Monthly over      May 3, 2011
                                                                                           two years from
                                                                                           date of grant.
-------------------------------------- ---------------- ---------------- ----------------- ---------------- ----------------
Joseph Murray                              May 3, 2006        1,008,000       $0.50         Monthly over      May 3, 2011
                                                                                           two years from
                                                                                           date of grant.
-------------------------------------- ---------------- ---------------- ----------------- ---------------- ----------------
Scott Olson                                May 3, 2006          201,600       $0.50         Monthly over      May 3, 2011
                                                                                           two years from
                                                                                           date of grant.
-------------------------------------- ---------------- ---------------- ----------------- ---------------- ----------------
Executives Officers as a Group                                8,016,000
-------------------------------------- ---------------- ---------------- ----------------- ---------------- ----------------
Non-Executive Officer Director Group                                  0
-------------------------------------- ---------------- ---------------- ----------------- ---------------- ----------------
Non-Executive Officer Employee and                              201,600
Consultant Group
-------------------------------------- ---------------- ---------------- ----------------- ---------------- ----------------
Total issued                                                  8,217,600
-------------------------------------- ---------------- ---------------- ----------------- ---------------- ----------------

                                 PROPOSAL NO. 3

   RATIFICATION OF AUDIT COMMITTEE'S SELECTION OF BECKSTEAD & WATTS LLP AS OUR
                    INDEPENDENT AUDITOR FOR FISCAL 2006-2007

The Audit Committee has appointed the firm of Beckstead & Watts, LLP as the independent auditor to audit the accountants of R G Global Lifestyles, Inc. and its subsidiaries for the year 2006. This firm has audited the accountants and records of R G Global Lifestyles, Inc. and its subsidiaries since April 2004. Representatives of Beckstead & Watts LLP are invited to attend the Annual Meeting and to respond to appropriate questions, and they will have the opportunity to make a statement if they wish.

In the event shareholders fail to ratify the appointment of Beckstead & Watts, LLP the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent auditor at any time during the year if the Audit Committee determines that such a change would be in the interests of R G Global Lifestyles, Inc. and its shareholders.

The affirmative vote of the holders of a majority of the Company's common stock represented and voting at the meeting either in person or by proxy will be required to for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

                 The Board of Directors Unanimously Recommends a
                       Vote in Favor of Proposal Number 3

RELEVANT INFORMATION

Audit Committee Charter

The Company's Board of Directors has adopted a written charter for the Audit Committee, which established operating guidelines for the Audit Committee. A copy of the Charter of the Audit Committee is attached as Appendix A to the Company's Definitive Proxy Statement on September 20, 2005.

Beckstead & Watts, LLP, Certified Public Accountants ("Beckstead")

Beckstead was our independent auditor and examined our financial statements for the fiscal years ending March 31, 2005 and March 31, 2006. Beckstead performed the services listed below and was paid the fees listed below for the fiscal years ended March 31, 2005 and March 31, 2006.

Kellogg and Anderson, Certified Public Accountants ("Kellogg")

Kellogg was our tax advisor for the fiscal years ending March 31, 2006 and March 31, 2005. Kellogg performed services listed below and was paid the fees listed below for the fiscal years ending March 31, 2006 and March 31, 2005.

Audit Fees

Beckstead was paid aggregate fees of approximately $90,000 for the fiscal year ended March 31, 2005 and approximately $83,500 for the fiscal year ended March 31, 2006 for professional services rendered for the audit of our annual financial statements and for the reviews of the financial statements included in our quarterly reports on Form 10-QSB during these fiscal years.

Audit Related Fees

Beckstead was not paid additional fees for either of the fiscal years March 31, 2005 or March 31, 2006 for assurance and related services reasonably related to the performance of the audit or review of our financial statements.

Tax Fees

Kellogg was paid fees of $5,000 for the fiscal year ended March 31, 2005, and fees of $8,177.50 for the fiscal year ended March 31, 2006 for professional services rendered for tax compliance, tax advice and tax planning during these fiscal years.

All Other Fees

Kellogg was not paid any other fees for professional services during the fiscal years ended March 31, 2005 and March 31, 2006.

Beckstead was not paid any other fees for professional services during the fiscal year ended March 31, 2005, however, Beckstead was paid $5,000 for professional services in connection with the accounting for the distribution of Amerikal Neutraceutical Corporation , the Company's former wholly owned subsidiary, during the fiscal year ended March 31, 2006.

Audit Committee

Pursuant to the requirements of the Sarbanes-Oxley Act of 2002, the Company constituted an Audit Committee in September 2004. The audit committee consists of six (6) members, including one outside Director, an outside financial expert, the CFO, CEO, COO and the Secretary of the Company. The Audit Committee functions independently of Management of the Company, pursuant to its Charter, and there is no delegation of audit committee responsibilities to management.

The Audit Committee met four (4) times during the fiscal year ended March 31, 2006, and met twice during the fiscal year ended March 31, 2006. The Audit Committee has four (4) scheduled meetings for the fiscal year ended March 31, 2007. During Audit Committee meetings, by vote of the majority of members of the Committee, various members were assigned to investigate and report to the Committee regarding different areas of internal controls and accounting oversight matters. The Internal Controls Memorandum was divided among all members, for review, response, discussion and eventual compilation. This Internal Controls Memorandum has been reviewed and updated by members of the Audit Committee four (4) times since the inception of the Company, including once on March 2006.

Among the policies and procedures adopted by the Audit Committee is the requirement that Mr. David Koontz, CPA, outside financial expert to the Audit Committee, is charged with the responsibility for investigation, contact, and negotiation with the independent auditor regarding audit and review fees incurred during the fiscal year. In accordance with the requirements of paragraph (c) (7) (i) of Rule 2-01 of Reg S-X, Mr. Koontz made all necessary contact, inquiry, and recommendations to the Audit Committee, in order to enable the Committee to approve all (100%) of the independent auditing fees and quarterly review fees, in advance, for the conduct of the audit for the fiscal year ended March 31, 2006, and for the quarterly reviews for the periods ending June 30, September 30, and December 31, 2006. Subsequent to the association of Mr. Koontz as the outside Financial Expert, no part of the pre-approval policies and procedures for the foregoing specified services has been delegated to management. Mr. Koontz was further consulted in connection with the Audit Committee's review and recommendations to management concerning the proposed distribution of the Amerikal Nutraceutical subsidiary to a group of shareholders effective as of October 1, 2005.

                                  OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Christen Currie, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

                                      By Order of the Board of Directors

                                      Louis L.Knickerbocker
                                      Chairman of the Board

Rancho Santa Margarita, California
July 28, 2006

                                   APPENDIX A

                                      PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           RG GLOBAL LIFESTYLES, INC.

The undersigned hereby appoints Christen Currie as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on September 15, 2006 at 10:00 a.m. at 30021 Tomas, Suite 200, Rancho Santa Margarita, CA 92688 or at any adjournment thereof, and upon any and all matters which may properly be brought before the meeting or any adjournments thereof, hereby revoking all former proxies.

                              Election of Directors

The nominees for the Board of Directors are:

         Louis L. Knickerbocker    Steve Ritchie     Horst Geicke

         Joseph Murray             Grant King        Budy Hartono

Instruction: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below:


--------------------------------------------------

The Board of Directors recommends a vote FOR Proposal 1, 2 and 3 and a ratification of Proposal 4.

1.          To elect six (6) directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).
            |_|  FOR           |_|   AGAINST          |_|  ABSTAINS        |_|    WITHHOLDS

2.          To approve the 2006 Incentive and Nonstatutory Stock Option Plan

            |_|  FOR           |_|   AGAINST          |_|  ABSTAINS        |_|    WITHHOLDS

3.          To ratify the appointment of Beckstead & Watts as the independent auditor of the Company.

            |_|  FOR           |_|   AGAINST          |_|  ABSTAINS        |_|    WITHHOLDS

4. To withhold the proxy's discretionary vote on Your behalf with regards to any other matters that are properly presented for a vote at the meeting, please mark the box below.

            |_|  WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated:               , 2006
        -------------


--------------------------------
Signature of Shareholder


--------------------------------
Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles. Only authorized officers should sign for a corporation.